                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
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                                                  Expires:        Oct. 31, 2006
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08612
                                  ---------------------------------------------

                          MARTIN CURRIE BUSINESS TRUST
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                               Lorraine McFarlane
                             c/o Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                    Edinburgh
                                Scotland EH1 2ES
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 011-44-131-479-4660
                                                   ----------------------------

Date of fiscal year end: April 30
                        -------------------------------
Date of reporting period: May 1, 2004 to April 30, 2005
                         ------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

EXPLANATORY NOTE: The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the "Act"), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the "1933 Act") because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act. Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND
MCBT GLOBAL EMERGING MARKETS FUND
MCBT JAPAN MID CAP FUND
MCBT PAN EUROPEAN MID CAP FUND

ANNUAL REPORT
APRIL 30, 2005

[MARTIN CURRIE LOGO]

                                                    MARTIN CURRIE BUSINESS TRUST

                                                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
MANAGEMENT DISCUSSION AND ANALYSIS                                            2

SCHEDULES OF INVESTMENTS

   MCBT Opportunistic EAFE Fund                                              14
   MCBT Global Emerging Markets Fund                                         18
   MCBT Japan Mid Cap Fund                                                   22
   MCBT Pan European Mid Cap Fund                                            26

STATEMENTS OF ASSETS & LIABILITIES                                           29

STATEMENTS OF OPERATIONS                                                     30

STATEMENTS OF CHANGES IN NET ASSETS                                          31

FINANCIAL HIGHLIGHTS                                                         33

NOTES TO FINANCIAL STATEMENTS                                                37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      43

OTHER INFORMATION                                                            44

TRUSTEES AND OFFICERS                                                        46

                                                    MCBT OPPORTUNISTIC EAFE FUND

                                                       PROFILE AT APRIL 30, 2005

OBJECTIVE           Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities other than securities of issuers located in the U.S. and Canada.

LAUNCH DATE         July 1, 1994

FUND SIZE           $29.9m

PERFORMANCE         Total return from May 1, 2004 through April 30, 2005

                    - MCBT Opportunistic EAFE (excluding all transaction fees)                     +8.4%
                    - Morgan Stanley Capital International (MSCI) EAFE Index                      +15.4%

                    Annualized total return from May 1, 2000 through April 30, 2005

                    - MCBT Opportunistic EAFE (excluding all transaction fees)                     -3.6%
                    - MCBT Opportunistic EAFE (including all transaction fees)                     -3.9%
                    - Morgan Stanley Capital International (MSCI) EAFE Index                       -0.2%

                    Annualized total return from May 1, 1995 through April 30, 2005

                    - MCBT Opportunistic EAFE (excluding all transaction fees)                     +4.9%
                    - MCBT Opportunistic EAFE (including all transaction fees)                     +4.8%
                    - Morgan Stanley Capital International (MSCI) EAFE Index                       +5.1%

                    Annualized total return from July 1, 1994 through April 30, 2005

                    - MCBT Opportunistic EAFE (excluding all transaction fees)                     +4.4%
                    - MCBT Opportunistic EAFE (including all transaction fees)                     +4.4%
                    - Morgan Stanley Capital International (MSCI) EAFE Index                       +5.1%(a)

                    The graph below (in 000s) represents the annualized total return of the portfolio from May 1, 1995 through April 30, 2005 including all transaction fees, versus the Morgan
                    Stanley Capital International (MSCI) EAFE Index from May 1,
                    1995 to April 30, 2005.

                    - MCBT Opportunistic EAFE (excluding all transaction fees)                     +4.9%
                    - MCBT Opportunistic EAFE (including all transaction fees)                     +4.8%
                    - Morgan Stanley Capital International (MSCI) EAFE Index                       +5.1%

[CHART]

(in 000's)

                MCBT OPPORTUNISTIC EAFE FUND    MSCI EAFE INDEX
4/30/95                   $  1,000                  $  1,000
4/30/96                   $  1,128                  $  1,173
4/30/97                   $  1,172                  $  1,167
4/30/98                   $  1,445                  $  1,391
4/30/99                   $  1,560                  $  1,527
4/30/2000                 $  1,897                  $  1,743
4/30/2001                 $  1,481                  $  1,464
4/30/2002                 $  1,264                  $  1,260
4/30/2003                 $  1,036                  $  1,063
4/30/2004                 $  1,453                  $  1,497
4/30/2005                 $  1,602                  $  1,645

(a) Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective June 28, 2000. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO           Over the 12 months to April 2005, the performance of the
COMMENTS            MCBT Opportunistic EAFE Fund was behind that of its
                    benchmark index. When adjusted for style bias, returns appear less disappointing although they are still behind.

                    The Fund's underperformance was concentrated in the last two months of the period, when the portfolio lagged the index by some 300 basis points. A dramatic rise in risk aversion in March saw the portfolio give up gains from earlier in the year as materials, industrials and emerging markets, which have been significant overweight positions in the portfolio, fell sharply. In addition, a holding in MARCONI held back returns in April. It fell by 50% as the company failed to win a key contract.

                    The style impact on the portfolio's performance is material. We have a consistent style bias favouring growth-orientated sectors and markets. While we are not extreme growth managers, equally we are not value managers. The period since 2000 has been one where a value orientation has delivered significant outperformance and the growth style has underperformed by as much as 1000 basis points in some years (Source: Intersec). This is the longest period in 30 years that the performance has been so skewed.

                    OUTLOOK

                    Our strategy is to identify quality stocks offering growth, value and positive change. This has led us to favor emerging markets and, at a sector level, energy, industrials and telecommunications. These positions are financed through underweight positions in Europe, and particularly consumer staples. We believe that economic growth will be lower and earnings momentum slower in the year ahead. This should favor a growth orientation, as investors pay a premium for companies who are able to deliver earnings growth. We have reduced our asset allocation to emerging markets since February. Risk aversion is rising and we believe that the valuation story in developing markets has been largely absorbed in a lengthy period of outperformance. We have switched funds into European holdings in the telecommunications and energy sectors and into a German utility, RWE. We believe that Japan remains an undervalued market. However, without an immediate catalyst for it to outperform, we are neutrally weighted.

INVESTMENT          James Fairweather, a member of the team that has primary
MANAGER PROFILE     responsibility for the day-to-day management of the Fund,
                    spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far
                    East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets.
                    James was promoted to chief investment officer in 1997.

ASSET ALLOCATION
(% of net assets)

[CHART]

Europe                                 69%
Japan                                  21%
Pacific Basin                           6%
Latin America                           2%
Other Areas                             1%
Short-Term Investment and
 Other Assets Less Liabilities          1%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                 % OF NET ASSETS
                    EUROPE
                    Vodafone Group                       (United Kingdom)              4.0%
                    GlaxoSmithKline                      (United Kingdom)              3.4
                    Shell Transport & Trading            (United Kingdom)              3.2
                    HSBC Holdings                        (United Kingdom)              3.0
                    BP                                   (United Kingdom)              3.0
                    UBS                                  (United Kingdom)              2.9
                    Royal Bank of Scotland Group         (United Kingdom)              2.5
                    Zurich Financial Services            (Switzerland)                 2.2
                    Baloise Holdings                     (Switzerland)                 2.2

                    JAPAN
                    Sumitomo Group                       (Japan)                       2.2

                                               MCBT GLOBAL EMERGING MARKETS FUND

                                                       PROFILE AT APRIL 30, 2005


OBJECTIVE           Capital appreciation through investment primarily in equity and equity-related securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE         February 14, 1997

FUND SIZE           $312.9m

PERFORMANCE         Total return from May 1, 2004 through April 30, 2005

                    -  MCBT Global Emerging Markets Fund (excluding all transaction fees)         +18.4%
                    -  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index    +24.0%

                    Annualized total return from May 1, 2000 through April 30, 2005

                    - MCBT Global Emerging Markets Fund (excluding all transaction fees)           +3.2%
                    - MCBT Global Emerging Markets Fund (including all transaction fees)           +2.8%
                    - Morgan Stanley Capital International (MSCI) Emerging Markets Free Index      +6.1%

                    Annualized total return from February 14, 1997 through April 30, 2005

                    - MCBT Global Emerging Markets Fund (excluding all transaction fees)           +2.3%
                    - MCBT Global Emerging Markets Fund (including all transaction fees)           +2.2%

                    The graph below (in 000s) represents the annualized total return of the portfolio from February 14, 1997 through April 30, 2005 including all transaction fees, versus the Morgan Stanley Capital International (MSCI)
                    Emerging Markets Free Index from February 28, 1997 to April 30, 2005.

                    - MCBT Global Emerging Markets Fund (excluding all transaction fees)           +2.3%
                    - MCBT Global Emerging Markets Fund (including all transaction fees)           +2.2%
                    - Morgan Stanley Capital International (MSCI) Emerging Markets Free Index      +2.5%

[CHART]

(in 000's)

                MCBT GLOBAL EMERGING     MSCI EMERGING MARKETS
                    MARKETS FUND              FREE INDEX
2/28/97 (a)           $   1,000                $   1,000
4/30/97               $     985                $     975
4/30/98               $     904                $     834
4/30/99               $     811                $     749
4/30/2000             $   1,014                $     914
4/30/2001             $     707                $     679
4/30/2002             $     806                $     749
4/30/2003             $     649                $     644
4/30/2004             $   1,002                $     989
4/30/2005             $   1,186                $   1,226

(a) Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO           The MSCI Emerging Markets Free Index gained 24.0% in dollar
COMMENTS            terms over the reporting period, outperforming global
                    markets substantially. Following falls in April and May
                    2004, emerging markets had a very strong run until March this year. Over the period, the Fund returned 18.4% in dollar terms. The Fund's underperformance of the index occurred primarily in the most volatile months of May 2004 and March and April this year.

                    Our underperformance at the start of the period was due mainly to unsuccessful stock selection in Korea, losses in our Indian portfolio as a result of a very heavy and indiscriminate sell-off following the parliamentary elections last May and the poor performance of our Taiwanese technology stocks. We restructured the Taiwanese portfolio in August and performance in this area subsequently improved.

                    Outside of Asia, our performance was generally good. In South Africa we held an underweight position in commodity stocks, which were suffering from the strong value of the rand. Instead, we favored stocks related to domestic consumption, such as retail stock, EDGARS CONSOLIDATED STORES. Stock selection in Mexico was also successful. Here too we have preferred stocks related to the domestic economy, such as house-builder, CORPORACION GEO and banking stock, GRUPO FINANCIERO BANORTE. Meanwhile, our portfolios in the converging economies of Hungary and Russia also added value.

                    Emerging markets have suffered profit taking over the last couple of months. We believe that this sell-off has not been a response to changing fundamentals but a result of non-dedicated investors closing their carry trade positions in expectation of further rises in US interest rates. Anticipating this kind of risk, in February we reduced exposure to markets particularly sensitive to rising US interest rates, such as Brazil and Turkey. At the same time, we increased our exposure to stocks that benefit from higher expectations for global growth, such as Korean and Taiwanese technology exporters. Unfortunately, we have suffered from our bias to larger and more liquid holdings. By nature more widely held, these have fared worst in relative terms.

                    OUTLOOK

                    Based on attractive valuations and strengthened balance sheets, we remain positive about the mid to long-term outlook for emerging markets. But we are wary of the increased volatility due to expectations for further increases in interest rates and the inflationary pressures created by high oil and basic materials prices. So we have positioned the Fund defensively until a clearer trend emerges.

INVESTMENT          Dariusz Sliwinski, a member of the team that has primary
MANAGER PROFILE     responsibility for the day-to-day management of the Fund,
                    worked in a number of different industries before becoming an investment manager with Bank Gospodarczy Investment Fund
                    Ltd. in Poland in 1994. In 1995, he moved to Warsaw-based
                    Consortium Raiffeisen Atkins as a senior investment manager.
                    Dariusz joined Martin Currie's emerging markets team in 1997. He is responsible for global emerging markets products and manages Martin Currie IF - Emerging Markets Fund.

ASSET ALLOCATION
(% of net assets)

[CHART]

Pacific Basin                          45%
Latin America                          16%
Europe                                 14%
Africa                                 10%
Middle East                             3%
Other Areas                             6%
Short-Term Investment                   4%
Other Assets Less Liabilities           2%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                       % OF NET ASSETS
                    EUROPE
                    OTP Bank, GDR, 144A                         (Hungary)                    2.4%
                    LUKOIL, ADR                                 (Russia)                     2.1

                    LATIN AMERICA
                    Petroleo Brasileiro, ADR                    (Brazil)                     3.4
                    Corporacion GEO, Series B                   (Mexico)                     2.2
                    Grupo Financiero Banorte,
                      Series O                                  (Mexico)                     2.1
                    America Movil, Series L, ADR                (Mexico)                     2.0

                    PACIFIC BASIN
                    Samsung Group                               (South Korea)                8.5
                    Taiwan Semiconductor
                      Manufacturing                             (Taiwan)                     2.9
                    Tenaga Nasional                             (Malaysia)                   2.4
                    Cathay Financial Holding                    (Taiwan)                     2.0

                                                         MCBT JAPAN MID CAP FUND

                                                       PROFILE AT APRIL 30, 2005

OBJECTIVE           Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in Japan.

LAUNCH DATE         August 15, 1994

FUND SIZE           $76.6m

PERFORMANCE         Total return from May 1, 2004 through April 30, 2005

                    - MCBT Japan Mid Cap Fund (excluding all transaction fees)                    +3.3%
                    - Morgan Stanley Capital International (MSCI) Japan Index                     +1.3%

                    Annualized total return from May 1, 2000 through April 30, 2005

                    - MCBT Japan Mid Cap Fund (excluding all transaction fees)                    +1.9%
                    - MCBT Japan Mid Cap Fund (including all transaction fees)                    +1.5%
                    - Morgan Stanley Capital International (MSCI) Japan Index                     -5.9%

                    Annualized total return from May 1, 1995 through April 30, 2005

                    - MCBT Japan Mid Cap Fund (excluding all transaction fees)                    +6.4%
                    - MCBT Japan Mid Cap Fund (including all transaction fees)                    +6.3%
                    - Morgan Stanley Capital International (MSCI) Japan Index                     -2.9%

                    Annualized total return from August 15, 1994 through April 30, 2005

                    - MCBT Japan Mid Cap Fund (excluding all transaction fees)                    +5.6%
                    - MCBT Japan Mid Cap Fund (including all transaction fees)                    +5.5%
                    - Morgan Stanley Capital International (MSCI) Japan Index                     -2.9%(a)

                    The graph below (in 000s) represents the annualized total return of the portfolio from May 1, 1995 through April 30, 2005 including all transaction fees, versus the Morgan Stanley Capital International (MSCI)
                    Japan Index from May 1, 1995 to April 30, 2005.

                    - MCBT Japan Mid Cap Fund (excluding all transaction fees)                    +6.4%
                    - MCBT Japan Mid Cap Fund (including all transaction fees)                    +6.3%
                    - Morgan Stanley Capital International (MSCI) Japan Index                     -2.9%

[CHART]

(in 000's)

                MCBT JAPAN MID CAP FUND     MSCI JAPAN INDEX
4/30/95                 $  1,000                $  1,000
4/30/96                 $  1,065                $  1,073
4/30/97                 $    823                $    783
4/30/98                 $    699                $    666
4/30/99                 $  1,006                $    806
4/30/2000               $  1,595                $  1,040
4/30/2001               $  1,197                $    785
4/30/2002               $  1,047                $    610
4/30/2003               $    900                $    467
4/30/2004               $  1,692                $    756
4/30/2005               $  1,831                $    743

(a) Performance for the benchmarks is not available from August 15, 1994 (commencement of investment operations). For that reason, performance for the benchmarks is shown from August 31, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO           Over the 12 months ended April 30, 2005, the MCBT Japan Mid
COMMENTS            Cap Fund rose by 3.3% in dollar terms. That compares to a
                    1.3% rise in the MSCI Japan Index.

                    The year was characterised by value outperforming growth, which did not help the Fund, and smaller companies outperforming large caps, which did. Companies with poor balance sheets continued to rebound while large-cap stocks were derated, not helped by ongoing selling by domestic funds. Stock selection was positive, despite the fact that we owned little in the best performing sectors such as shipping, steel and warehousing.

                    The Japan's economy suffered from a soft patch in the middle of the period as the US economy also went through a difficult period and there was inventory adjustment in the electronics industry. LCD materials stocks performed poorly at this time, but we decided to hold onto our holdings in this area. This served us well. SANKEN ELECTRIC, for example, was one of our top performing holdings over the year. Other stocks that contributed strongly included YAMADA DENKI (retail) and YAMAHA MOTOR (transportation).

                    OUTLOOK

                    We continue to be positive on the outlook for the Japanese market. Doing more for shareholders' now looks to be the most important market theme.

                    An increasing number of companies are raising absolute dividend payments and, importantly, payout ratios. Overall Japan has a payout ratio of only 17%, and we expect this to rise towards 25% or more over the next few years. We anticipate a lot more positive news on dividends through the coming year.

                    We have also seen merger and acquisitions activity, with domestic companies targeting other local companies. This is another positive development for the market.

                    Earnings growth in 2006 is expected to be between 5% and 8%. Rises in input costs are a concern for manufacturers, but most seem able to absorb a further 10% rise in steel prices if they can achieve good sales volumes. If sales stall, profits will be revised down.

                    Domestic financial institutions will remain sellers of the market. So, as ever, the foreign investor remains crucial in determining the market's direction.

INVESTMENT          Kevin Troup is a member of the team that has primary
MANAGER PROFILE     responsibility for the day-to-day management of the Fund.
                    Kevin joined Scottish Life in 1995 as an investment analyst on the Japan desk. He was promoted to fund manager in 1997.
                    He joined Martin Currie's Japan team as an investment manager in 2000, becoming an assistant director in 2001 and director in 2002. Kevin is also the manager of Martin Currie
                    GF - Japan Mid-Cap Fund, a SICAV fund incorporated in
                    Luxembourg.

TOP TEN HOLDINGS

                                                                                      % OF NET ASSETS
                    Sanwa Shutter                                                           3.7%
                    OBIC                                                                    2.9
                    Leopalace21                                                             2.9
                    Mitsui Mining & Smelting                                                2.9
                    Sumitomo Group                                                          2.8
                    West Japan Railway                                                      2.8
                    Kurita Water Industries                                                 2.5
                    Orix                                                                    2.4
                    Toyota Industries                                                       2.2
                    Nomura Research Institute                                               2.0

                                                  MCBT PAN EUROPEAN MID CAP FUND

                                                       PROFILE AT APRIL 30, 2005

OBJECTIVE           Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United
                    Kingdom.

LAUNCH DATE         June 6, 2002

FUND SIZE           $94.0m

PERFORMANCE         Total return from May 1, 2004 through April 30, 2005

                    - MCBT Pan European Mid Cap Fund                                             +16.1%
                    - Morgan Stanley Capital International (MSCI) European Index                 +18.8%

                    Annualized total return from June 6, 2002 through April 30, 2005

                    - MCBT Pan European Mid Cap Fund (excluding all transaction fees)            +21.4%
                    - Morgan Stanley Capital International (MSCI) European Index                 +13.1%

                    The graph below (in 000s) represents the annualized total return of the portfolio including all transaction fees, versus the
                    Morgan Stanley Capital International (MSCI) European Index from
                    June 6, 2002 to April 30, 2005.

[CHART]

(in 000's)

                MCBT PAN EUROPEAN
                  MID CAP FUND       MSCI EUROPEAN INDEX
6/6/2002            $   1,000             $   1,000
4/30/2003           $     968             $     854
4/30/2004           $   1,514             $   1,182
4/30/2005           $   1,758             $   1,404

Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO           Over the 12 months ended April 30, 2005, the MCBT Pan
COMMENTS            European Mid Cap Fund returned 16.1%, against 18.8% for the
                    MSCI European Index.

                    The Fund is a pure stockpicking portfolio. Strong performance came from stocks with good results and earnings upgrades across a variety of sectors. These included VINCI and GRUPO FERROVIAL (both building/construction), CONTINENTAL (auto parts), STOREBRAND (financial services), ANGLO IRISH BANK, YARA (fertilizers/industrial gases) and XSTRATA (mining). Despite these positive contributions, the Fund's performance was behind that of the MSCI European Index over the period. The underperformance was concentrated in the first half of the period, when the Fund suffered from shock profit warnings in EASYJET (budget airline) and MEDION (discount electronics goods), earnings disappointments from HOCHTIEF (construction) and BUHRMANN (office furnishings and supplies), and concerns about semi-conductor demand on ASMi.

                    Over the past couple of months, risk aversion has risen dramatically. In March, market falls were triggered by new highs in the oil price, the US Federal Reserve's indication of a more rapid increase in interest rates, and investors' desire to take profits after a strong run in equities since August 2004. In April, a sharp rise in risk aversion led to indiscriminate selling of mid-caps. We reduced our exposure to carry trade type investments, as well as the interest rate sensitivity of the portfolio.

                    OUTLOOK

                    We believe that mid-caps are attractive not necessarily as an asset class, but for the stock picking opportunity they offer. While recent market moves have been challenging, volatility is the stockpicker's friend. Regardless of the macro economic conditions, we believe that we can outperform by focusing on cash generative companies with reasonable valuations, and which are returning cash to shareholders.

INVESTMENT          Stewart Higgins is a mid-cap specialist and a member of the
MANAGER PROFILE     team that has primary responsibility for the day-to-day
                    management of the Fund. Stewart spent 18 months with a life assurance company before joining Martin Currie in 1987. He worked in the UK and continental European teams before becoming a member of the new global products team in 2002.

                    Dr. Eric Woehrling is a mid-cap specialist and also has primary responsibility for the day-to-day management of the Fund. Eric joined Stewart Ivory in 1997 where he specialized in European smaller companies, after training on the UK, European and emerging markets desks. He joined Martin Currie's European team in 2000.

ASSET ALLOCATION
(% of net assets)

[CHART]

Germany                              17%
France                               11%
Netherlands                          11%
Norway                               10%
Ireland                               8%
Spain                                 7%
United Kingdom                        7%
Other Europe                         27%
Short Term Investment                 1%
Other Assets Less Liabilities         1%

TOP TEN HOLDINGS
BY REGION/COUNTRY

                                                                                      % OF NET ASSETS
                    EUROPE
                    Vinci                                (France)                           4.8%
                    Hypo Real Estate Holding             (Germany)                          4.8
                    Grupo Ferrovial                      (Spain)                            4.7
                    Anglo Irish Bank                     (Ireland)                          4.5
                    Modern Time Group (MTG)              (Sweden)                           4.4
                    Buhrmann                             (Netherlands)                      4.1
                    Stolt-Nielsen                        (Luxembourg)                       3.9
                    Storebrand                           (Norway)                           3.9
                    Collins Stewart Tullett              (United Kingdom)                   3.9
                    Petroleum GEO-Services               (Norway)                           3.7

                                                    MCBT OPPORTUNISTIC EAFE FUND

                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2005

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS+ - 97.6%
EUROPE - 67.4%
   AUSTRIA - 1.8%
     OMV                                                               1,773   $     547,417
                                                                               -------------
       TOTAL AUSTRIA - (COST $569,196)                                               547,417
                                                                               -------------
   BELGIUM - 1.7%
     KBC GROUPE                                                        6,551         518,353
                                                                               -------------
       TOTAL BELGIUM - (COST $520,986)                                               518,353
                                                                               -------------
   FRANCE - 5.9%
     ARCELOR                                                          12,071         243,265
     LAGARDERE S.C.A                                                   5,824         420,577
     LVMH MOET HENNESSY LOUIS VUITTON                                  6,550         461,158
     VINCI#                                                            4,240         637,574
                                                                               -------------
       TOTAL FRANCE - (COST $1,170,290)                                            1,762,574
                                                                               -------------
   GERMANY - 4.4%
     CONTINENTAL                                                       6,263         461,179
     DEUTSCHE TELEKOM*                                                29,657         554,763
     RWE                                                               4,982         295,441
                                                                               -------------
       TOTAL GERMANY - (COST $1,103,209)                                           1,311,383
                                                                               -------------
   GREECE - 2.7%
     NATIONAL BANK OF GREECE                                          15,110         507,516
     TITAN CEMENT                                                      9,450         300,072
                                                                               -------------
       TOTAL GREECE - (COST $857,723)                                                807,588
                                                                               -------------
   IRELAND - 1.4%
     ANGLO IRISH BANK                                                 36,725         423,668
                                                                               -------------
       TOTAL IRELAND - (COST $301,468)                                               423,668
                                                                               -------------
   ITALY - 4.6%
     AUTOGRILL*                                                       22,100         310,908
     TELECOM ITALIA                                                  202,496         570,276
     UNICREDITO ITALIANO                                              85,248         476,852
                                                                               -------------
       TOTAL ITALY - (COST $930,817)                                               1,358,036
                                                                               -------------
   NETHERLANDS - 2.7%
     PHILIPS ELECTRONICS                                              19,469         480,887
     TPG                                                              11,392         309,935
                                                                               -------------
       TOTAL NETHERLANDS - (COST $710,437)                                           790,822
                                                                               -------------

See Notes to Financial Statements.

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS+ - CONTINUED
EUROPE - CONTINUED
   SPAIN - 3.3%
     BANCO BILBAO VIZCAYA ARGENTARIA                                  31,543   $     486,948
     IBERDROLA                                                        18,462         481,057
                                                                               -------------
       TOTAL SPAIN - (COST $636,140)                                                 968,005
                                                                               -------------
   SWEDEN - 6.7%
     NORDEA                                                           49,363         468,320
     SANDVIK                                                           9,491         370,846
     SKF, SERIES B*                                                   12,739         535,358
     TELEFONAKTIEBOLAGET LM ERICSSON, SERIES B                       212,535         624,330
                                                                               -------------
       TOTAL SWEDEN - (COST $1,935,758)                                            1,998,854
                                                                               -------------
   SWITZERLAND - 4.3%
     BALOISE HOLDINGS*                                                12,627         645,090
     ZURICH FINANCIAL SERVICES*                                        3,863         650,812
                                                                               -------------
       TOTAL SWITZERLAND - (COST $1,059,337)                                       1,295,902
                                                                               -------------
   UNITED KINGDOM - 27.9%
     BHP BILLITON                                                     30,484         372,453
     BP                                                               87,434         892,731
     GLAXOSMITHKLINE                                                  40,168       1,007,658
     HANSON                                                           45,173         416,318
     HSBC HOLDINGS                                                    56,668         905,281
     MARCONI*                                                         27,676         138,380
     PRUDENTIAL                                                       61,156         549,587
     ROYAL BANK OF SCOTLAND GROUP                                     24,819         746,944
     SHELL TRANSPORT & TRADING                                       107,411         964,236
     UBS                                                              10,692         855,288
     VEDANTA RESOURCES                                                37,781         283,178
     VODAFONE GROUP                                                  461,901       1,203,330
                                                                               -------------
       TOTAL UNITED KINGDOM - (COST $7,897,476)                                    8,335,384
                                                                               -------------
TOTAL EUROPE - (COST $17,692,837)                                                 20,117,986
                                                                               -------------
JAPAN - 21.0%
     AEON                                                             22,300         347,355
     BANK OF YOKOHAMA                                                 52,000         298,151
     CANON                                                             7,600         397,993
     DENSO                                                            16,400         391,017
     FUJITSU                                                          51,000         281,695
     JSR                                                              22,600         457,853
     MITSUI                                                           51,000         485,900
     MIZUHO FINANCIAL GROUP                                              136         640,719

See Notes to Financial Statements.

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS+ - CONTINUED
JAPAN - CONTINUED
     ONWARD KASHIYAMA                                                 18,000   $     231,870
     ORIX                                                              3,700         505,261
     SHOWA DENKO                                                     153,000         388,915
     SUMITOMO ELECTRIC INDUSTRIES                                     32,000         335,152
     SUMITOMO TRUST & BANKING                                         50,000         313,441
     TAKEDA PHARMACEUTICAL                                             9,800         478,551
     THK                                                              21,600         405,600
     TOKYU                                                            67,000         325,252
                                                                               -------------
TOTAL JAPAN - (COST $5,688,196)                                                    6,284,725
                                                                               -------------
LATIN AMERICA - 1.9%
   BRAZIL - 1.9%

     PETROLEO BRASILEIRO, ADR                                         15,100         554,925
                                                                               -------------
       TOTAL BRAZIL - (COST $481,750)                                                554,925
                                                                               -------------
TOTAL LATIN AMERICA - (COST $481,750)                                                554,925
                                                                               -------------
OTHER AREAS - 1.0%
   INDIA - 1.0%
     ICICI BANK, ADR                                                  15,868         286,893
                                                                               -------------
       TOTAL INDIA - (COST $336,163)                                                 286,893
                                                                               -------------
TOTAL OTHER AREAS - (COST $336,163)                                                  286,893
                                                                               -------------
PACIFIC BASIN - 6.3%
   AUSTRALIA - 1.0%
     NEWCREST MINING                                                  26,913         312,229
                                                                               -------------
       TOTAL AUSTRALIA - (COST $162,684)                                             312,229
                                                                               -------------
   HONG KONG - 1.4%
     ESPRIT HOLDINGS                                                  55,000         409,250
                                                                               -------------
       TOTAL HONG KONG - (COST $382,080)                                             409,250
                                                                               -------------
   INDONESIA - 0.8%
     ASTRA INTERNATIONAL                                             206,500         227,884
                                                                               -------------
       TOTAL INDONESIA - (COST $141,593)                                             227,884
                                                                               -------------
   MALAYSIA - 1.3%
     PUBLIC BANK BERHAD                                              216,800         393,663
                                                                               -------------
       TOTAL MALAYSIA - (COST $429,205)                                              393,663
                                                                               -------------

See Notes to Financial Statements.

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS+ - CONTINUED
PACIFIC BASIN - CONTINUED
   TAIWAN - 0.9%
     VANGUARD INTERNATIONAL*                                         359,000   $     275,800
                                                                               -------------
       TOTAL TAIWAN - (COST $253,551)                                                275,800
                                                                               -------------
   THAILAND - 0.9%
     BANGKOK BANK                                                    102,200         277,197
                                                                               -------------
       TOTAL THAILAND - (COST $272,754)                                              277,197
                                                                               -------------
TOTAL PACIFIC BASIN - (COST $1,641,867)                                            1,896,023
                                                                               -------------
TOTAL COMMON STOCKS - (COST $25,840,813)                                          29,140,552
                                                                               -------------
PREFERRED STOCKS - 1.3%
EUROPE - 1.3%
   GERMANY - 1.3%
     PORSCHE*                                                            602         389,842
                                                                               -------------
       TOTAL GERMANY - (COST $415,004)                                               389,842
                                                                               -------------
TOTAL EUROPE - (COST $415,004)                                                       389,842
                                                                               -------------
TOTAL PREFERRED STOCKS - (COST $415,004)                                             389,842
                                                                               -------------

                                                                 PRINCIPAL
                                                                   AMOUNT
                                                               -------------
SHORT-TERM INVESTMENT - 25.7%
     REPURCHASE AGREEMENT WITH STATE STREET BANK AND TRUST,
       1.650%, 05/02/2005 (a)                                  $   7,669,000   $   7,669,000
                                                                               -------------
TOTAL SHORT-TERM INVESTMENT - (COST $7,669,000)                                    7,669,000
                                                                               -------------
TOTAL INVESTMENTS - (COST $33,924,817) - 124.6%                                   37,199,394
OTHER ASSETS LESS LIABILITIES - (24.6)%                                           (7,340,833)
                                                                               -------------
NET ASSETS - 100.0%                                                            $  29,858,561
                                                                               =============

Notes to Schedule of Investments
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows:
     Apparel & Textiles 0.8%, Auto Parts 1.3%, Automobiles 2.1%, Banking & Insurance Services 1.7%, Banks 15.7%, Building and Construction 2.1%, Cement 1.0%, Chemicals 1.3%, Construction & Building Materials 1.4%, Diversified 1.0%, Drugs & Health Care 5.0%, Electric Utilities 1.6%, Electrical Equipment 1.1%, Electronics 2.6%, Financial Services 9.8%, Food & Beverages 1.5%, Industrial Machinery 2.6%, Insurance 6.2%, Metals 2.7%, Mining 2.3%, Miscellaneous 1.6%, Multi Media 1.4%, Oil Integrated 1.9%, Oil & Gas 8.1%, Photography 1.3%, Plastics 1.5%, Restaurants 1.0%, Retail 1.4%, Retail Trade 1.2%, Semi-Conductor Manufacturing Equipment 0.9%, Steel 0.8%, Telecommunications 7.8%, Telecommunications Equipment 2.6%, Tires & Rubber 1.5% and Transportation 2.1%.
*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
ADR  American Depositary Receipts
(a) The repurchase agreement, dated 4/29/2005, due 5/2/2005 with repurchase proceeds of $7,670,054 is collateralized by United States Treasury Bond, 8.875% due 8/15/2017 with a market value of $7,818,809.

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND

                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2005

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS AND WARRANTS+ - 91.8%
AFRICA - 9.8%
   SOUTH AFRICA - 9.8%
     ABSA GROUP                                                      259,187   $   3,320,694
     BARLOWORLD                                                      261,250       3,958,040
     EDGARS CONSOLIDATED STORES                                      121,220       5,010,535
     IMPALA PLATINUM HOLDINGS                                         60,736       5,050,956
     LEWIS GROUP                                                     461,047       2,687,723
     STANDARD BANK GROUP                                             571,884       5,719,358
     TELKOM SOUTH AFRICA                                             290,481       5,061,036
                                                                               -------------
       TOTAL SOUTH AFRICA - (COST $19,117,305)                                    30,808,342
                                                                               -------------
TOTAL AFRICA - (COST $19,117,305)                                                 30,808,342
                                                                               -------------
EUROPE - 13.7%
   CROATIA - 0.9%
     PLIVA D.D., GDR, 144A                                           269,504       2,937,594
                                                                               -------------
       TOTAL CROATIA - (COST $3,715,258)                                           2,937,594
                                                                               -------------
   HUNGARY - 2.4%
     OTP BANK, GDR, 144A                                             120,068       7,372,175
                                                                               -------------
       TOTAL HUNGARY - (COST $2,507,207)                                           7,372,175
                                                                               -------------
   POLAND - 3.4%
     BANK ZACHODNI WBK                                               148,833       4,104,901
     POLIMEX MOSTOSTAL SIEDLCE#                                      354,402       2,879,924
     PROKOM SOFTWARE*                                                122,520       3,697,474
                                                                               -------------
       TOTAL POLAND - (COST $11,008,587)                                          10,682,299
                                                                               -------------
   RUSSIA - 5.2%
     JSC MMC NORILSK NICKEL, ADR                                      63,171       3,505,991
     LUKOIL, ADR                                                      49,141       6,658,605
     MOBILE TELESYSTEMS, ADR                                         180,300       6,058,080
                                                                               -------------
       TOTAL RUSSIA - (COST $13,124,816)                                          16,222,676
                                                                               -------------
   TURKEY - 1.8%
     ARCELIK*                                                        576,020       2,611,678
     TURKIYE IS BANKASI                                              585,333       2,969,843
                                                                               -------------
       TOTAL TURKEY - (COST $5,557,824)                                            5,581,521
                                                                               -------------
TOTAL EUROPE - (COST $35,913,692)                                                 42,796,265
                                                                               -------------
LATIN AMERICA - 15.2%
   BRAZIL - 8.9%
     BANCO ITAU HOLDING FINANCEIRA                                    20,590       3,591,468
     COMPANHIA SIDERURGICA NACIONAL                                  138,700       3,019,763

See Notes to Financial Statements.

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS AND WARRANTS+ - CONTINUED
LATIN AMERICA - CONTINUED
   BRAZIL - CONTINUED
     COMPANHIA VALE DO RIO DOCE, ADR                                 215,100   $   5,796,945
     PETROLEO BRASILEIRO, ADR                                        292,200      10,738,350
     TELE NORTE LESTE PARTICIPACOES, ADR                             323,400       4,786,320
                                                                               -------------
       TOTAL BRAZIL - (COST $17,432,428)                                          27,932,846
                                                                               -------------
   MEXICO - 6.3%
     AMERICA MOVIL, SERIES L, ADR                                    125,850       6,248,453
     CORPORACION GEO, SERIES B*                                    3,298,900       6,857,331
     GRUPO FINANCIERO BANORTE, SERIES O                            1,018,728       6,562,358
                                                                               -------------
       TOTAL MEXICO - (COST $11,112,933)                                          19,668,142
                                                                               -------------
TOTAL LATIN AMERICA - (COST $28,545,361)                                          47,600,988
                                                                               -------------
MIDDLE EAST - 2.6%
   ISRAEL - 2.6%
     BANK HAPOALIM                                                 1,401,769       4,815,874
     TEVA PHARMACEUTICAL INDUSTRIES, ADR                             111,700       3,489,508
                                                                               -------------
       TOTAL ISRAEL - (COST $7,569,590)                                            8,305,382
                                                                               -------------
TOTAL MIDDLE EAST - (COST $7,569,590)                                              8,305,382
                                                                               -------------
OTHER AREAS - 5.7%
   INDIA - 3.7%
     BHARAT HEAVY ELECTRICALS, 144A, AMERICAN STYLE CALL
       WARRANTS, EXPIRING 1/23/08* # ^                               250,020       4,552,639
     ICICI BANK, ADR                                                 180,721       3,267,436
     TATA CONSULTANCY, 144A, AMERICAN STYLE CALL WARRANTS,
       EXPIRING 9/12/07* # ^                                         150,000       3,893,205
                                                                               -------------
       TOTAL INDIA - (COST $13,173,986)                                           11,713,280
                                                                               -------------
   INVESTMENT COMPANIES - 2.0%
     TAIWAN OPPORTUNITIES FUND LTD.* # (a)                           496,467       6,042,003
     THE CHINA HEARTLAND FUND LTD.* # (a) ^                           16,206          62,393
                                                                               -------------
       TOTAL INVESTMENT COMPANIES - (COST $5,087,808)                              6,104,396
                                                                               -------------
TOTAL OTHER AREAS - (COST $18,261,794)                                            17,817,676
                                                                               -------------
PACIFIC BASIN - 44.8%
   CHINA - 1.9%
     CHINA TELECOM, H SHARES                                      17,396,000       5,858,366
                                                                               -------------
       TOTAL CHINA - (COST $6,344,107)                                             5,858,366
                                                                               -------------
   HONG KONG - 1.8%
     CNOOC                                                        10,624,000       5,758,543
                                                                               -------------
       TOTAL HONG KONG - (COST $5,331,176)                                         5,758,543
                                                                               -------------

See Notes to Financial Statements.

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS AND WARRANTS+ - CONTINUED
PACIFIC BASIN - CONTINUED
   INDONESIA - 1.9%
     ASTRA INTERNATIONAL                                           5,514,000   $   6,085,010
                                                                               -------------
       TOTAL INDONESIA - (COST $3,179,070)                                         6,085,010
                                                                               -------------
   MALAYSIA - 4.1%
     AIRASIA BERHAD*                                              11,771,400       5,018,334
     TENAGA NASIONAL                                               2,743,300       7,652,363
                                                                               -------------
       TOTAL MALAYSIA - (COST $13,158,463)                                       12,670,697
                                                                               -------------
   SOUTH KOREA - 18.8%
     CHEIL COMMUNICATIONS                                             32,552       5,354,055
     DAELIM INDUSTRIAL                                                97,540       4,822,708
     HYNIX SEMICONDUCTOR*                                            370,080       4,490,992
     KT & G                                                          150,930       5,449,283
     LG ELECTRONICS                                                   49,800       3,321,332
     LOCUS*                                                                7              27
     LOCUS TECHNOLOGIES*                                                  29              40
     SAMSUNG ELECTRONICS                                              46,744      21,189,738
     SAMSUNG FIRE & MARINE INSURANCE                                  80,180       5,476,139
     SK                                                               60,310       3,356,940
     WOORI FINANCE HOLDINGS                                          580,380       5,302,639
                                                                               -------------
       TOTAL SOUTH KOREA - (COST $46,635,682)                                     58,763,893
                                                                               -------------
   TAIWAN - 13.6%
     ASUSTEK COMPUTER                                              1,973,000       5,292,490
     CATHAY FINANCIAL HOLDING                                      3,396,000       6,141,933
     CATHAY REAL ESTATE DEVELOPMENT                               10,845,000       4,808,043
     KYE SYSTEMS                                                           1               1
     TAIWAN CEMENT                                                 8,593,000       5,226,216
     TAIWAN GREEN POINT ENTERPRISES                                1,132,000       3,931,562
     TAIWAN SEMICONDUCTOR MANUFACTURING                            5,377,314       8,933,502
     VANGUARD INTERNATIONAL*                                       6,212,000       4,772,343
     YUANTA CORE PACIFIC SECURITIES                                4,801,925       3,412,380
                                                                               -------------
       TOTAL TAIWAN - (COST $38,520,313)                                          42,518,470
                                                                               -------------
   THAILAND - 2.7%
     BANGKOK BANK                                                  1,743,400       4,728,613
     TPI POLENE (ALIEN MARKET)*                                    5,754,700       3,683,300
                                                                               -------------
        TOTAL THAILAND - (COST $9,020,441)                                         8,411,913
                                                                               -------------
TOTAL PACIFIC BASIN - (COST $122,189,252)                                        140,066,892
                                                                               -------------
TOTAL COMMON STOCKS AND WARRANTS - (COST $231,596,994)                           287,395,545
                                                                               -------------

See Notes to Financial Statements.

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
PREFERRED STOCKS - 1.1%
LATIN AMERICA - 1.1%
   BRAZIL - 1.1%
     UNIAO DE BANCOS BRASILEIROS                                     506,600   $   3,354,675
                                                                               -------------
        TOTAL BRAZIL - (COST $3,153,595)                                           3,354,675
                                                                               -------------
TOTAL LATIN AMERICA - (COST $3,153,595)                                            3,354,675
                                                                               -------------
TOTAL PREFERRED STOCKS - (COST $3,153,595)                                         3,354,675
                                                                               -------------

                                                                 PRINCIPAL
                                                                  AMOUNT
                                                               -------------
SHORT-TERM INVESTMENT - 4.6%
     REPURCHASE AGREEMENT WITH STATE STREET BANK AND TRUST,
       1.650%, 05/02/2005 (b)                                  $  14,270,000      14,270,000
                                                                               -------------
TOTAL SHORT-TERM INVESTMENT - (COST $14,270,000)                                  14,270,000
                                                                               -------------
TOTAL INVESTMENTS - (COST $249,020,589) - 97.5%                                  305,020,220
OTHER ASSETS LESS LIABILITIES - 2.5%                                               7,898,026
                                                                               -------------
NET ASSETS - 100.0%                                                            $ 312,918,246
                                                                               =============

Notes to Schedule of Investments
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows:
     Advertising 1.7%, Airlines 1.6%, Automobiles 1.9%, Banks 13.8%, Building & Construction 4.1%, Cement 1.2%, Computers 1.7%, Diversified 1.3%, Drugs & Health Care 2.1%, Electric Utilities 2.4%, Electronics 7.8%, Finance 2.7%, Financial Services 4.9%, Homebuilders 2.2%, Household Appliances & Home Furnishing 0.9%, Household Products 0.8%, Insurance 3.7%, Investment Companies 2.0%, Metals 3.0%, Mining 1.6%, Oil Integrated 5.6%, Oil & Gas 1.8%, Oil Refining and Marketing 1.1%, Plastics 1.3%, Real Estate 1.5%, Retail Trade 1.6%, Semi-Conductor Manufacturing Equipment 5.8%, Software 1.2%, Steel 1.0%, Telecommunications 9.0% and Tobacco 1.6%.
GDR  Global Depositary Receipts
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
^ Security fair valued using methods determined in good faith by or at the direction of the Trustees (see Note B in Notes to Financial Statements).
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
*    Non-income producing security.
ADR  American Depositary Receipts
(a) Martin Currie Investment Management Ltd., an affiliate of Martin Currie Inc., provides investment management services to the Taiwan Opportunities Fund Ltd. and The China Heartland Fund Ltd. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies. As of April 30, 2005, trading of shares of The China Heartland Fund Ltd. had been suspended pending liquidation of the entity.
(b) The repurchase agreement, dated 4/29/2005, due 5/2/2005 with repurchase proceeds of $14,271,962 is collateralized by United States Treasury Bond, 5.250% due 2/15/2029 with a market value of $14,531,772.

See Notes to Financial Statements.

                                                         MCBT JAPAN MID CAP FUND

                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2005

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS - 97.8%
   APPAREL & TEXTILES - 1.8%
     ONWARD KASHIYAMA                                                109,000   $   1,404,100
                                                                               -------------
   AUTO PARTS - 8.4%
     KOYO SEIKO                                                      104,000       1,419,198
     NIFCO                                                            69,300       1,101,303
     NOK                                                              42,000       1,101,725
     SANDEN                                                          236,000       1,116,346
     TOYOTA INDUSTRIES                                                60,600       1,688,079
                                                                               -------------
                                                                                   6,426,651
                                                                               -------------
   AUTO LEASING - 1.3%
     SUMISHO AUTO LEASING                                             24,300       1,019,418
                                                                               -------------
   BANKS - 1.9%
     SAPPORO HOKUYO HOLDINGS                                             201       1,488,604
                                                                               -------------
   BUILDING AND CONSTRUCTION - 5.1%
     OBAYASHI                                                        191,000       1,120,684
     SANWA SHUTTER                                                   517,000       2,806,212
                                                                               -------------
                                                                                   3,926,896
                                                                               -------------
   CHEMICALS - 1.9%
     NITTO DENKO                                                      27,200       1,489,378
                                                                               -------------
   COMMERCIAL SERVICES - 1.0%
     GOODWILL GROUP                                                      364         726,991
                                                                               -------------
   COMPUTER SERVICES - 0.9%
     TIS                                                              19,800         719,002
                                                                               -------------
   COMPUTER SOFTWARE - 3.2%
     NIPPON SYSTEM DEVELOPMENT                                        51,900         949,272
     NOMURA RESEARCH INSTITUTE                                        16,100       1,538,535
                                                                               -------------
                                                                                   2,487,807
                                                                               -------------
   COMPUTERS & BUSINESS EQUIPMENT - 4.4%
     HITACHI SYSTEMS & SERVICES                                       72,600       1,123,221
     OBIC                                                             12,300       2,248,545
                                                                               -------------
                                                                                   3,371,766
                                                                               -------------
   CONSTRUCTION - 2.5%
     DAIWA HOUSE INDUSTRY                                            127,000       1,429,653
     MAEDA ROAD CONSTRUCTION                                          61,000         453,514
                                                                               -------------
                                                                                   1,883,167
                                                                               -------------

See Notes to Financial Statements.

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS - CONTINUED
   CONSTRUCTION MATERIALS - 0.5%
     WAKITA                                                           35,000   $     371,255
                                                                               -------------
   ELECTRICAL EQUIPMENT - 1.5%
     SUMITOMO ELECTRIC INDUSTRIES                                    106,000       1,110,192
                                                                               -------------
   ELECTRONICS - 3.3%
     RYOYO ELECTRO                                                    65,900       1,037,825
     SANKEN ELECTRIC                                                 109,000       1,480,138
                                                                               -------------
                                                                                   2,517,963
                                                                               -------------
   FINANCIAL SERVICES - 6.2%
     CREDIT SAISON                                                    43,800       1,502,623
     MITSUBISHI SECURITIES                                           174,000       1,451,594
     ORIX                                                             13,400       1,829,863
                                                                               -------------
                                                                                   4,784,080
                                                                               -------------
   GENERAL TRADING - 1.9%
     ITOCHU                                                          290,000       1,435,520
                                                                               -------------
   HOTELS & RESTAURANTS - 1.8%
     SKYLARK                                                          84,200       1,402,462
                                                                               -------------
   INDUSTRIAL GASES - 1.0%
     AIR WATER                                                       101,000         735,458
                                                                               -------------
   INDUSTRIAL MACHINERY - 5.3%
     AMADA                                                           241,000       1,496,966
     FUJI MACHINE MANUFACTURING                                      112,100       1,111,948
     THK                                                              77,800       1,460,911
                                                                               -------------
                                                                                   4,069,825
                                                                               -------------
   LEASE RENTAL OBLIGATIONS - 2.4%
     DIAMOND CITY                                                     14,700         442,496
     DIAMOND LEASE                                                    37,100       1,361,403
                                                                               -------------
                                                                                   1,803,899
                                                                               -------------
   LEISURE TIME - 4.6%
     KONAMI SPORTS                                                    74,300       1,286,555
     MIZUNO                                                          230,000       1,092,360
     XEBIO                                                            36,800       1,111,262
                                                                               -------------
                                                                                   3,490,177
                                                                               -------------
   MANUFACTURING - 1.9%
     ARRK                                                             38,100       1,492,761
                                                                               -------------

See Notes to Financial Statements.

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS - CONTINUED
   METALS - 2.9%
     MITSUI MINING & SMELTING                                        514,000   $   2,215,242
                                                                               -------------
   MISCELLANEOUS - 3.1%
     DAIKIN INDUSTRIES                                                59,800       1,497,214
     NIPPON SANSO                                                    156,000         886,999
                                                                               -------------
                                                                                   2,384,213
                                                                               -------------
   PLASTICS - 1.0%
     TAISEI LAMICK                                                    28,600         739,290
                                                                               -------------
   REAL ESTATE - 8.0%
     ARNEST ONE                                                       56,600       1,441,435
     LEOPALACE21                                                     144,800       2,225,031
     MITSUI FUDOSAN                                                  132,000       1,480,893
     YASURAGI*                                                        29,000         972,717
                                                                               -------------
                                                                                   6,120,076
                                                                               -------------
   RESTAURANTS - 0.7%
     OOTOYA#                                                          66,400         526,657
                                                                               -------------
   RETAIL - 5.3%
     BOOKOFF                                                          33,800         762,272
     EDION                                                            83,300       1,123,987
     GEO                                                                 257         726,953
     RYOHIN KEIKAKU                                                   29,100       1,473,840
                                                                               -------------
                                                                                   4,087,052
                                                                               -------------
   SCHOOLS - 1.1%
     TAC#                                                            178,200         870,182
                                                                               -------------
   TIRES & RUBBER - 3.9%
     JSR                                                              73,100       1,480,931
     ZEON                                                            189,000       1,502,680
                                                                               -------------
                                                                                   2,983,611
                                                                               -------------
   TRANSPORTATION - 6.5%
     KEIO ELECTRIC RAILWAY                                           262,000       1,484,696
     WEST JAPAN RAILWAY                                                  567       2,113,144
     YAMAHA MOTOR                                                     77,800       1,367,978
                                                                               -------------
                                                                                   4,965,818
                                                                               -------------
   WATER - 2.5%
     KURITA WATER INDUSTRIES                                         120,500       1,879,268
                                                                               -------------
TOTAL COMMON STOCK - (COST $70,681,127)                                           74,928,781
                                                                               -------------

See Notes to Financial Statements.

                                                                 PRINCIPAL          US$
                                                                  AMOUNT           VALUE
                                                               -------------   -------------
CONVERTIBLE BONDS - 3.2%
   ELECTRONICS - 1.7%
     MIMASU SEMICONDUCTOR INDUSTRY, 0.00%, 11/30/2007# (a)     Y 122,000,000   $   1,317,989
                                                                               -------------
   FINANCIAL SERVICES - 1.5%
     LOPRO, 0.00%, 10/22/2011 (a)                              Y 102,000,000       1,105,338
                                                                               -------------
TOTAL CONVERTIBLE BONDS - (COST $2,039,493)                                        2,423,327
                                                                               -------------
TOTAL INVESTMENTS - (COST $72,720,620) - 101.0%                                   77,352,108
OTHER ASSETS LESS LIABILITIES - (1.0)%                                              (779,415)
                                                                               -------------
NET ASSETS - 100.0%                                                            $  76,572,693
                                                                               =============

Notes to Schedule of Investments
*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a)  Zero coupon bond.
Y    Par denominated in Japanese yen.

See Notes to Financial Statements.

                                                  MCBT PAN EUROPEAN MID CAP FUND

                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 2005

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS+ - 94.6%
   BELGIUM - 2.0%
     UCB                                                              38,168   $   1,852,969
                                                                               -------------
       TOTAL BELGIUM - (COST $1,864,910)                                           1,852,969
                                                                               -------------
   DENMARK - 6.6%
     CARLSBERG, B SHARES                                              71,227       3,503,788
     DSV*                                                             35,991       2,747,810
                                                                               -------------
       TOTAL DENMARK - (COST $5,852,827)                                           6,251,598
                                                                               -------------
   FRANCE - 11.3%
     IMERYS                                                           40,970       2,929,513
     THOMSON                                                         129,075       3,168,164
     VINCI#                                                           30,271       4,551,889
                                                                               -------------
       TOTAL FRANCE - (COST $6,714,090)                                           10,649,566
                                                                               -------------
   GERMANY - 13.7%
     CONTINENTAL                                                      40,018       2,946,742
     HYPO REAL ESTATE HOLDING*                                       107,734       4,481,471
     LANXESS*                                                         72,207       1,492,489
     MLP*                                                            130,411       2,099,153
     MOBILCOM*                                                        91,451       1,812,282
                                                                               -------------
       TOTAL GERMANY - (COST $9,425,082)                                          12,832,137
                                                                               -------------
   IRELAND - 7.9%
     ANGLO IRISH BANK                                                367,946       4,244,705
     DEPFA BANK*                                                     209,455       3,222,659
                                                                               -------------
       TOTAL IRELAND - (COST $5,222,184)                                           7,467,364
                                                                               -------------
   ITALY - 3.2%
     AUTOGRILL*                                                      211,417       2,974,265
                                                                               -------------
       TOTAL ITALY - (COST $2,475,855)                                             2,974,265
                                                                               -------------
   LUXEMBOURG - 3.9%
     STOLT-NIELSEN*                                                  108,925       3,685,582
                                                                               -------------
       TOTAL LUXEMBOURG - (COST $4,007,932)                                        3,685,582
                                                                               -------------
   NETHERLANDS - 11.2%
     ASM INTERNATIONAL*                                              239,881       3,235,253
     BUHRMANN                                                        439,791       3,897,466
     VEDIOR                                                          219,857       3,374,183
                                                                               -------------
       TOTAL NETHERLANDS - (COST $12,541,544)                                     10,506,902
                                                                               -------------

See Notes to Financial Statements.

                                                                                    US$
                                                                  SHARES           VALUE
                                                               -------------   -------------
COMMON STOCKS+ - CONTINUED
   NORWAY - 10.2%
     PETROLEUM GEO-SERVICES*                                          57,950   $   3,506,361
     STOREBRAND                                                      485,011       3,629,686
     TOMRA SYSTEMS                                                   666,376       2,451,043
                                                                               -------------
       TOTAL NORWAY - (COST $9,058,188)                                            9,587,090
                                                                               -------------
   SPAIN - 7.1%
     CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPORTE            207,619       2,226,164
     GRUPO FERROVIAL                                                  77,923       4,434,284
                                                                               -------------
       TOTAL SPAIN - (COST $4,948,830)                                             6,660,448
                                                                               -------------
   SWEDEN - 4.4%
     MODERN TIMES GROUP (MTG)*                                       133,955       4,123,257
                                                                               -------------
        TOTAL SWEDEN - (COST $3,188,096)                                           4,123,257
                                                                               -------------
   SWITZERLAND - 6.3%
     BALOISE HOLDINGS, REGD*                                          59,461       3,037,752
     SOCIETE GENERALE DE SURVEILLANCE*                                 4,271       2,888,963
                                                                               -------------
       TOTAL SWITZERLAND - (COST $5,820,223)                                       5,926,715
                                                                               -------------
   UNITED KINGDOM - 6.8%
     COLLINS STEWART TULLETT                                         449,794       3,618,569
     UNITED BUSINESS MEDIA                                           289,988       2,744,634
                                                                               -------------
       TOTAL UNITED KINGDOM - (COST $5,867,471)                                    6,363,203
                                                                               -------------
TOTAL COMMON STOCKS - (COST $76,987,232)                                          88,881,096
                                                                               -------------
PREFERRED STOCKS - 3.6%
   GERMANY - 3.6%
     PROSIEBENSAT.1 MEDIA*                                           196,427       3,372,392
                                                                               -------------
       TOTAL GERMANY - (COST $2,831,890)                                           3,372,392
                                                                               -------------
TOTAL PREFERRED STOCKS - (COST $2,831,890)                                         3,372,392
                                                                               -------------

                                                                 PRINCIPAL          US$
                                                                  AMOUNT           VALUE
                                                               -------------   -------------
SHORT-TERM INVESTMENT - 1.1%
   REPURCHASE AGREEMENT WITH STATE STREET BANK AND TRUST,
     1.650%, 05/02/2005 (a)                                    $   1,061,000   $   1,061,000
                                                                               -------------
TOTAL SHORT-TERM INVESTMENT - (COST $1,061,000)                                    1,061,000
                                                                               -------------
TOTAL INVESTMENTS - (COST $80,880,122) - 99.3%                                    93,314,488
OTHER ASSETS LESS LIABILITIES - 0.7%                                                 639,571
                                                                               -------------
NET ASSETS - 100.0%                                                            $  93,954,059
                                                                               =============

Notes to Schedule of Investments
+ Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows:
     Audio Video Products 3.4%, Auto Parts 3.1%, Banks 12.7%, Brewery 3.7%, Building and Construction 12.7%, Business Services 3.6%, Chemicals 1.6%, Commercial Services 3.1%, Drugs & Healthcare 2.0%, Financial Services 6.1%, Insurance 7.1%, Multi Media 8.0%, Office Furnishings & Supplies 4.2%, Oil & Gas 3.7%, Public Thoroughfares 2.4%, Publishing 2.9%, Recycling 2.6%, Restaurants 3.2%, Semi-Conductor Manufacturing Equipment 3.4%, Telecommunications Services 1.9% and Transportation 6.8%.
*    Non-income producing security.
# Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.
(a) The repurchase agreement, dated 4/29/2005, due 5/2/2005 with repurchase proceeds of $1,061,146 is collateralized by United States Treasury Bond, 7.625% due 11/15/2022 with a market value of $1,084,689.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST

                                              STATEMENTS OF ASSETS & LIABILITIES
                                                                  APRIL 30, 2005

                                                            MCBT                MCBT               MCBT              MCBT
                                                     OPPORTUNISTIC EAFE    GLOBAL EMERGING       JAPAN MID       PAN EUROPEAN
                                                            FUND            MARKETS FUND         CAP FUND        MID CAP FUND
                                                     ------------------    ---------------    ---------------   ---------------
ASSETS
  Investments in securities, at value:
    Unaffiliated issuers                             $       29,530,394    $   284,645,824    $    77,352,108   $    92,253,488
    Affiliated issuers                                                -          6,104,396                  -                 -
  Repurchase agreements                                       7,669,000         14,270,000                  -         1,061,000
  Cash                                                           87,543                999                  -               868
  Foreign currency, at value                                    205,483          4,009,837            247,376                 -
  Receivable for investments sold                             3,591,152          3,821,181         21,012,220           164,970
  Dividends and interest receivable                             145,954          1,095,925            634,002           728,006
  Foreign tax reclaims receivable                               102,901                  -                  -            71,827
  Prepaid insurance expense                                       1,340             12,033              5,225             3,466
                                                     ------------------    ---------------    ---------------   ---------------
    TOTAL ASSETS                                             41,333,767        313,960,195         99,250,931        94,283,625
                                                     ------------------    ---------------    ---------------   ---------------
LIABILITIES
  Payable to Custodian Bank                                           -                  -              5,280                 -
  Payable for investments purchased                           1,335,167                  -                  -                 -
  Payable for fund shares repurchased                        10,001,271                  -         22,340,921                 -
  Management fee payable                                         70,718            684,706            243,777           242,698
  Administration fee payable                                      5,287             12,307              3,293             2,259
  Trustees fee payable                                            1,843             16,668              4,751             4,238
  Capital gains taxes accrued                                       978            111,259                  -                 -
  Accrued expenses and other liabilities                         59,942            217,009             80,216            80,371
                                                     ------------------    ---------------    ---------------   ---------------
    TOTAL LIABILITIES                                        11,475,206          1,041,949         22,678,238           329,566
                                                     ------------------    ---------------    ---------------   ---------------
TOTAL NET ASSETS                                     $       29,858,561    $   312,918,246    $    76,572,693   $    93,954,059
                                                     ==================    ===============    ===============   ===============
COMPOSITION OF NET ASSETS
  Paid-in capital                                    $       45,246,957    $   222,230,900    $    64,496,860   $    66,491,734
  Undistributed net investment income (loss)                   (226,701)        (1,182,277)           120,839           259,530
  Accumulated net realized gain (loss) on
    investments and foreign currency transactions           (18,458,523)        35,934,813          7,042,146        14,769,575
  Net unrealized appreciation on investments and
    foreign currency                                          3,296,828         55,934,810          4,912,848        12,433,220
                                                     ------------------    ---------------    ---------------   ---------------
TOTAL NET ASSETS                                     $       29,858,561    $   312,918,246    $    76,572,693   $    93,954,059
                                                     ==================    ===============    ===============   ===============
SHARES OF BENEFICIAL INTEREST OUTSTANDING*                    2,709,711         39,944,574          6,054,948         6,238,901
NET ASSET VALUE PER SHARE                            $            11.02    $          7.83    $         12.65   $         15.06

Identified cost of investments:
  Unaffiliated issuers                               $       33,924,817    $   243,932,781    $    72,720,620   $    80,880,122
  Affiliated issuers                                 $                -    $     5,087,808    $             -   $             -
  Cost of foreign currency                           $          203,758    $     3,968,792    $       244,212   $             -

* Unlimited number of shares authorized

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST

                                                        STATEMENTS OF OPERATIONS
                                                       YEAR ENDED APRIL 30, 2005

                                                            MCBT                MCBT               MCBT               MCBT
                                                     OPPORTUNISTIC EAFE    GLOBAL EMERGING       JAPAN MID        PAN EUROPEAN
                                                            FUND            MARKETS FUND         CAP FUND         MID CAP FUND
                                                     ------------------    ---------------    ---------------    ---------------
INVESTMENT INCOME
  Interest income                                    $           13,184    $        71,109    $         2,066    $        13,347
  Dividend income                                             1,026,618          9,575,352          1,206,760          1,990,136
  Foreign taxes withheld                                        (83,059)        (1,125,177)           (84,473)          (260,621)
                                                     ------------------    ---------------    ---------------    ---------------
    TOTAL INVESTMENT INCOME                                     956,743          8,521,284          1,124,353          1,742,862
                                                     ------------------    ---------------    ---------------    ---------------
EXPENSES
  Management fees                                               271,438          2,771,703          1,189,065            950,410
  Custodian fees                                                123,164            659,651            141,863            153,281
  Administration fees                                            64,189            219,067             97,164             78,095
  Audit fees                                                     42,291             42,291             42,291             42,291
  Legal fees                                                     14,214            128,313             42,735             35,129
  Transfer agent fees                                             6,098              6,409              5,875              6,237
  Trustees fees                                                   3,328             30,737             10,177              8,108
  Miscellaneous expenses                                         10,793            244,701             38,286             27,145
                                                     ------------------    ---------------    ---------------    ---------------
    TOTAL EXPENSES                                              535,515          4,102,872          1,567,456          1,300,696
                                                     ------------------    ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS)                                    421,228          4,418,412           (443,103)           442,166
                                                     ------------------    ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments (net of foreign
    taxes paid of $0, $51,875, $0 and $0,
    respectively)*                                            6,592,996         77,285,341         21,428,361         21,029,531
  Net realized gain (loss) on foreign currency
    transactions                                                (37,912)        (1,974,781)           153,299             76,453
  Net change in unrealized (depreciation) on:
    Investments (net of foreign taxes of ($978),
      ($51,055), $0 and $0, respectively)                    (3,603,928)       (17,880,130)       (18,180,081)        (7,727,142)
    Foreign currency                                             16,729             76,141            293,703              2,197
                                                     ------------------    ---------------    ---------------    ---------------
NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS                                       2,967,885         57,506,571          3,695,282         13,381,039
                                                     ------------------    ---------------    ---------------    ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $        3,389,113    $    61,924,983    $     3,252,179    $    13,823,205
                                                     ==================    ===============    ===============    ===============

* Net realized gain on investments for the Global Emerging Markets Fund includes $(1,647,357) from transactions with affiliates. See Note H.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                               MCBT OPPORTUNISTIC                 MCBT GLOBAL EMERGING
                                                                    EAFE FUND                         MARKETS FUND
                                                        --------------------------------    --------------------------------
                                                             YEAR              YEAR              YEAR              YEAR
                                                            ENDED             ENDED             ENDED             ENDED
                                                        APRIL 30, 2005    APRIL 30, 2004    APRIL 30, 2005    APRIL 30, 2004
                                                        --------------    --------------    --------------    --------------
NET ASSETS, beginning of year                           $   34,797,368    $   65,463,644    $  461,142,097    $  326,580,104
                                                        --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                        421,228           432,449         4,418,412         3,442,949
  Net realized gain on investments and foreign
    currency transactions                                    6,555,084         9,132,236        75,310,560       122,748,323
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions                                   (3,587,199)        7,444,515       (17,803,989)       50,114,478
                                                        --------------    --------------    --------------    --------------
  Net increase in net assets from operations                 3,389,113        17,009,200        61,924,983       176,305,750
                                                        --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (653,230)         (816,834)       (4,642,185)                -
  Net realized gains                                          (509,345)                -       (74,388,829)                -
                                                        --------------    --------------    --------------    --------------
  Total distributions                                       (1,162,575)         (816,834)      (79,031,014)                -
                                                        --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                          2,200,000         1,500,000        31,351,598        18,741,604
  Reinvestment of distributions to shareholders                871,372           596,322        78,678,144                 -
  Cost of shares repurchased                               (10,236,717)      (48,954,964)     (241,147,562)      (60,485,361)
                                                        --------------    --------------    --------------    --------------
  Total decrease in net assets from capital share
    transactions                                            (7,165,345)      (46,858,642)     (131,117,820)      (41,743,757)
                                                        --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS                       (4,938,807)      (30,666,276)     (148,223,851)      134,561,993
                                                        --------------    --------------    --------------    --------------
NET ASSETS, end of year                                 $   29,858,561    $   34,797,368    $  312,918,246    $  461,142,097
                                                        ==============    ==============    ==============    ==============
  Undistributed net investment loss                     $     (226,701)   $      (14,436)   $   (1,182,277)   $   (1,398,063)
                                                        --------------    --------------    --------------    --------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                  212,766           183,545         3,285,549         2,671,903
  Shares issued in reinvestment of distributions
    to shareholders                                             74,476            57,783         9,677,508                 -
  Shares repurchased                                          (908,031)       (5,493,061)      (28,998,094)       (7,833,854)
                                                        --------------    --------------    --------------    --------------
  Net share transactions                                      (620,789)       (5,251,733)      (16,035,037)       (5,161,951)
                                                        ==============    ==============    ==============    ==============

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                   MCBT JAPAN                       MCBT PAN EUROPEAN
                                                                  MID CAP FUND                        MID CAP FUND
                                                        --------------------------------    --------------------------------
                                                             YEAR              YEAR              YEAR              YEAR
                                                            ENDED             ENDED             ENDED             ENDED
                                                        APRIL 30, 2005    APRIL 30, 2004    APRIL 30, 2005    APRIL 30, 2004
                                                        --------------    --------------    --------------    --------------
NET ASSETS, beginning of year                           $  112,026,337    $   80,167,912    $   88,311,916    $   60,447,926
                                                        --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                       (443,103)         (379,209)          442,166           139,341
  Net realized gain on investments and foreign
    currency transactions                                   21,581,660        29,208,046        21,105,984        11,959,117
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions                                  (17,886,378)       30,816,613        (7,724,945)       17,310,862
                                                        --------------    --------------    --------------    --------------
  Net increase in net assets from operations                 3,252,179        59,645,450        13,823,205        29,409,320
                                                        --------------    --------------    --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (4,021,827)         (780,167)         (260,412)         (362,788)
  Net realized gains                                                 -                 -       (12,962,774)                -
                                                        --------------    --------------    --------------    --------------
  Total distributions                                       (4,021,827)         (780,167)      (13,223,186)         (362,788)
                                                        --------------    --------------    --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                         37,228,330         1,552,465        11,337,846        25,234,859
  Reinvestment of distributions to shareholders              3,821,646           744,589        13,223,186           361,509
  Cost of shares repurchased                               (75,733,972)      (29,303,912)      (19,518,908)      (26,778,910)
                                                        --------------    --------------    --------------    --------------
  Total increase (decrease) in net assets from
    capital share transactions                             (34,683,996)      (27,006,858)        5,042,124        (1,182,542)
                                                        --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS                      (35,453,644)       31,858,425         5,642,143        27,863,990
                                                        --------------    --------------    --------------    --------------
NET ASSETS, end of year                                 $   76,572,693    $  112,026,337    $   93,954,059    $   88,311,916
                                                        ==============    ==============    ==============    ==============
  Undistributed net investment income                   $      120,839    $    1,582,603    $      259,530    $        1,323
                                                        --------------    --------------    --------------    --------------
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                3,005,137           135,316           745,054         1,680,270
  Shares issued in reinvestment of distributions to
    shareholders                                               301,392            67,323           859,765            25,175
  Shares repurchased                                        (6,043,337)       (3,144,289)       (1,229,344)       (2,089,476)
                                                        --------------    --------------    --------------    --------------
  Net share transactions                                    (2,736,808)       (2,941,650)          375,475          (384,031)
                                                        ==============    ==============    ==============    ==============

See Notes to Financial Statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                     YEAR                 YEAR                 YEAR               YEAR               YEAR
                                    ENDED                ENDED                ENDED              ENDED              ENDED
                              APRIL 30, 2005 (2)   APRIL 30, 2004 (2)   APRIL 30, 2003 (2)   APRIL 30, 2002     APRIL 30, 2001
                              ------------------   ------------------   ------------------   --------------   ------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning
  of year                     $           10.450   $            7.630   $            9.500   $       11.180   $           15.320
                              ------------------   ------------------   ------------------   --------------   ------------------
Net investment income                       .119                0.083                0.099            0.136                0.047
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                              .779                2.985               (1.795)          (1.806)              (3.336)
                              ------------------   ------------------   ------------------   --------------   ------------------
Total from investment
  operations                                .898                3.068               (1.696)          (1.670)              (3.289)
                              ------------------   ------------------   ------------------   --------------   ------------------
Less distributions:
  Net investment income                    (.184)              (0.248)              (0.174)          (0.010)              (0.054)
  Net realized gains                       (.144)               0.000                0.000            0.000               (0.784)
  Tax return of capital                    0.000                0.000                0.000            0.000               (0.013)
                              ------------------   ------------------   ------------------   --------------   ------------------
Total distributions                        (.328)              (0.248)              (0.174)          (0.010)              (0.851)
                              ------------------   ------------------   ------------------   --------------   ------------------
Paid-in capital from
  subscription and redemption
  fees                                     0.000                0.000                0.000            0.000                0.000*
                              ------------------   ------------------   ------------------   --------------   ------------------
Net asset value, end of year  $           11.020   $           10.450   $            7.630   $        9.500   $           11.180
                              ==================   ==================   ==================   ==============   ==================
TOTAL INVESTMENT RETURN (1)                 8.41%               40.26%              (17.82)%         (14.94)%             (21.93)%
                              ==================   ==================   ==================   ==============   ==================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year       $       29,858,561   $       34,797,368   $       65,463,644   $  118,586,142   $      201,920,742
Operating expenses to average
  net assets                                1.38%                1.28%                1.12%            1.00%                0.91%
Net investment income to
  average net assets                        1.09%                0.91%                1.24%            0.63%                0.32%
Portfolio turnover rate                      103%                  82%                 104%              75%                  66%


* Amount rounds to less than $0.001.
(1) Total return at net asset value assuming all distributions reinvested.
(2) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                               MCBT GLOBAL EMERGING MARKETS FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                   YEAR                 YEAR                 YEAR                 YEAR                 YEAR
                                  ENDED                ENDED                ENDED                ENDED                ENDED
                            APRIL 30, 2005 (2)   APRIL 30, 2004 (2)   APRIL 30, 2003 (2)     APRIL 30, 2002     APRIL 30, 2001 (2)
                            ------------------   ------------------   ------------------   ------------------   ------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value,
  beginning of year         $            8.240   $            5.340   $            6.670   $            5.850   $            9.880
                            ------------------   ------------------   ------------------   ------------------   ------------------
Net investment income                     .104                0.058                0.055                0.110                0.067
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                           1.487                2.842               (1.350)               0.710               (3.041)
                            ------------------   ------------------   ------------------   ------------------   ------------------
Total from investment
  operations                             1.591                2.900               (1.295)               0.820               (2.974)
                            ------------------   ------------------   ------------------   ------------------   ------------------
Less distributions:
  Net investment income                 (0.118)               0.000               (0.035)               0.000               (0.101)
  Net realized gains                    (1.883)               0.000                0.000                0.000               (0.955)
                            ------------------   ------------------   ------------------   ------------------   ------------------
Total distributions                     (2.001)               0.000               (0.035)               0.000               (1.056)
                            ------------------   ------------------   ------------------   ------------------   ------------------
Net asset value, end of
  year                      $            7.830   $            8.240   $            5.340   $            6.670   $            5.850
                            ==================   ==================   ==================   ==================   ==================
TOTAL INVESTMENT RETURN
  (1)                                    18.41%               54.31%              (19.39)%              14.02%              (30.34)%
                            ==================   ==================   ==================   ==================   ==================
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year     $      312,918,246   $      461,142,097   $      326,580,104   $      468,682,829   $      115,974,462
Operating expenses to
  average net assets                      1.16%                1.10%                1.13%                1.08%                1.05%
Net investment income to
  average net assets                      1.25%                0.78%                0.99%                1.03%                0.86%
Portfolio turnover rate                     93%                 107%                 139%                 149%                 195%

(1)  Total return at net asset value assuming all distributions reinvested.
(2) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                                         MCBT JAPAN MID CAP FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                   YEAR                 YEAR                 YEAR                 YEAR                 YEAR
                                  ENDED                ENDED                ENDED                ENDED                ENDED
                            APRIL 30, 2005 (2)   APRIL 30, 2004 (2)   APRIL 30, 2003 (2)   APRIL 30, 2002 (2)     APRIL 30, 2001
                            ------------------   ------------------   ------------------   ------------------   ------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value,
  beginning of year         $           12.740   $            6.830   $            7.940   $            9.260   $           14.650
                            ------------------   ------------------   ------------------   ------------------   ------------------
Net investment loss                      (.046)              (0.038)              (0.021)              (0.052)              (0.016)
Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions                            .471                6.034               (1.089)              (1.123)              (3.645)
                            ------------------   ------------------   ------------------   ------------------   ------------------
Total from investment
  operations                             0.425                5.996               (1.110)              (1.175)              (3.661)
                            ------------------   ------------------   ------------------   ------------------   ------------------
Less distributions:
  Net investment income                 (0.515)              (0.086)               0.000               (0.031)               0.000
  Net realized gains                     0.000                0.000                0.000               (0.114)              (1.729)
                            ------------------   ------------------   ------------------   ------------------   ------------------
Total distributions                     (0.515)              (0.086)               0.000               (0.145)              (1.729)
                            ------------------   ------------------   ------------------   ------------------   ------------------
Net asset value, end of
  year                      $           12.650   $           12.740   $            6.830   $            7.940   $            9.260
                            ==================   ==================   ==================   ==================   ==================
TOTAL INVESTMENT RETURN
                       (1)                3.33%               87.99%              (13.98)%             (12.54)%             (24.96)%
                            ==================   ==================   ==================   ==================   ==================
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, end of year     $       76,572,693   $      112,026,337   $       80,167,912   $       74,107,271   $      129,920,151
Operating expenses to
  average net assets                      1.32%                1.30%                1.31%                1.31%                1.23%
Net investment loss to
  average net assets                     (0.37)%              (0.39)%              (0.29)%              (0.62)%              (0.39)%
Portfolio turnover rate                     99%                 125%                 105%                  82%                  55%

(1)  Total return at net asset value assuming all distributions reinvested.
(2) The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

                                                  MCBT PAN EUROPEAN MID CAP FUND

                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                                      YEAR                 YEAR                PERIOD
                                                                     ENDED                ENDED                ENDED
                                                               APRIL 30, 2005 (4)   APRIL 30, 2004 (4)   APRIL 30, 2003* (4)
                                                               ------------------   ------------------   -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $           15.060   $            9.680   $            10.000
                                                               ------------------   ------------------   -------------------
Net investment income                                                       0.072                0.026                 0.006
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                             2.400                5.427                (0.326)
                                                               ------------------   ------------------   -------------------
Total from investment operations                                            2.472                5.453                (0.320)
                                                               ------------------   ------------------   -------------------
Less distributions:
  Net investment income                                                    (0.049)              (0.073)                0.000
  Net realized gains                                                       (2.423)               0.000                 0.000
                                                               ------------------   ------------------   -------------------
Total distributions                                                        (2.472)              (0.073)                0.000
                                                               ------------------   ------------------   -------------------
Net asset value, end of period                                 $           15.060   $           15.060   $             9.680
                                                               ==================   ==================   ===================
TOTAL INVESTMENT RETURN (1)                                                 16.07%               56.37%                (3.20)%(2)
                                                               ==================   ==================   ===================
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                      $       93,954,059   $       88,311,916   $        60,447,926
Operating net expenses to average net assets (3)                             1.37%                1.38%                 1.36%(5)
Operating gross expenses to average net assets (3)                           1.37%                1.38%                 1.37%(5)
Net investment income to average net assets                                  0.47%                0.20%                 0.08%(5)
Portfolio turnover rate                                                       119%                 109%                  149%

*    Fund commenced operations on June 6, 2002.
(1)  Total return at net asset value assuming all distributions reinvested.
(2)  Periods less than one year are not annualized.
(3) In accordance with the agreement, State Street waived the minimum requirements of its administration fees for the first six months of operations. There was no waiver after April 30, 2003.
(4) The per share amounts were computed using an average number of shares outstanding during the period.
(5)  Annualized.

See Notes to Financial Statements.

                                                    MARTIN CURRIE BUSINESS TRUST

                                                   NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers four funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), MCBT Japan Mid Cap Fund (the "Japan Mid Cap Fund"), and MCBT Pan European Mid Cap Fund (the "Pan European Mid Cap Fund") (each a "Fund" and collectively, the "Funds"). On April 5, 2000 and June 10, 2003, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund and the MCBT Global Equity Fund, respectively, neither of which has commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Japan Mid Cap Fund, and the Pan European Mid Cap Fund commenced investment operations on July 1, 1994, February 14, 1997, August 15, 1994, and June 6, 2002, respectively. The Funds' Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, quotations are not deemed by the investment manager to be representative of market value or significant events occurred after the close of the relevant market but prior to the close of markets in the United States of America are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures established by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. At April 30, 2005, fair valued securities in the Global Emerging Markets Fund amounted to $8,508,237, or 2.72% of its net assets.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forward").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At April 30, 2005, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

EQUITY LINKED SECURITIES - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities.

At April 30, 2005, the Global Emerging Markets Fund held equity-linked American style call warrants through Morgan Stanley & Co. ("MS&Co."), the issuer. Under the terms of the agreements, each warrant entitles the Fund to receive from MS&Co. an amount in U.S. dollars linked to the performance of specific equity shares.

INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknowns as this would involve future claims that may be made against the Funds that have not yet occurred.

EXPENSES - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards, redemptions in-kind, short-term capital gains, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

The components of distributable earnings (accumulated losses) at April 30, 2005 on a tax basis and the tax character of distributions during fiscal 2005 and 2004 were as follows:

                                                                           2005                            2004
                                                               -----------------------------   -----------------------------
                                 TAX BASIS       TAX BASIS     DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
                               UNDISTRIBUTED   UNDISTRIBUTED       FROM            FROM            FROM            FROM
                                 ORDINARY        LONG-TERM       ORDINARY        LONG-TERM       ORDINARY        LONG-TERM
FUND                              INCOME           GAIN           INCOME           GAIN           INCOME           GAIN
----                           -------------   -------------   -------------   -------------   -------------   -------------
Opportunistic EAFE Fund        $           -   $     365,220   $     653,230   $     509,345   $     816,834               -
Global Emerging Markets Fund      20,408,350      29,693,023      12,126,327      66,904,687               -               -
Japan Mid Cap Fund                 1,112,511       7,148,839       4,021,827               -         780,167               -
Pan European Mid Cap Fund          6,032,831       9,034,562       1,945,886      11,277,300         362,788               -

PURCHASES AND REDEMPTIONS OF FUND SHARES - Effective through June 27, 2000, there was a purchase premium for cash investments into the Opportunistic EAFE Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. All purchase premiums and redemption fees were paid to and retained by the Fund and were recorded as paid-in capital. These fees were intended to offset brokerage and transaction costs arising in connection with the purchase and redemption.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Global Emerging Markets Fund was subject to a 0.38% Contribucao Provisoria sobre Movimentacoes Financeiras (CPMF) transaction tax levied by the Brazilian government on certain foreign exchange transactions. Net realized gain (loss) from foreign currency transactions for the year ended April 30, 2005 includes $25,622 of such taxes.

As of April 30, 2005, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

                                         EXPIRING           EXPIRING           EXPIRING           EXPIRING
FUND                                  APRIL 30, 2009     APRIL 30, 2010     APRIL 30, 2011     APRIL 30, 2012
----                                  --------------     --------------     --------------     --------------
Opportunistic EAFE Fund                      -            $ 15,345,925        $ 3,069,185         $ 288,029
Global Emerging Markets Fund                 -              13,362,809                  -                 -

For year ended April 30, 2005, the following Funds utilized capital loss carry-forwards for U.S. federal income tax purposes:

                                                                              CAPITAL LOSS CARRY-
               FUND                                                            FORWARDS UTILIZED
               ----                                                           -------------------
               Opportunistic EAFE Fund                                            $  5,369,558
               Global Emerging Markets Fund                                          5,288,940
               Japan Mid Cap Fund                                                   11,533,537

As of April 30, 2005, the Fund elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

                                                                   POST OCTOBER     POST OCTOBER
               FUND                                                CAPITAL LOSS     CURRENCY LOSS
               ----                                                ------------     -------------
               Opportunistic EAFE Fund                                  $ -           $  26,067
               Global Emerging Markets Fund                               -             140,455

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an Advisory Agreement with Martin Currie Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited, for each Fund. Under the Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

               FUND                                                              MANAGEMENT FEE
               ----                                                              --------------
               Opportunistic EAFE Fund                                                0.70%
               Global Emerging Markets Fund                                           0.80%
               Japan Mid Cap Fund                                                     1.00%
               Pan European Mid Cap Fund                                              1.00%

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs.

In addition, State Street receives $8,000 per Fund per year for performing additional services related to the preparation of the quarterly Schedule of Investments on Form N-Q.

The Trust has adopted a distribution and servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended April 30, 2005 were as follows:

               FUND                                      COST OF PURCHASES    PROCEEDS FROM SALES
               ----                                      -----------------    -------------------
               Opportunistic EAFE Fund                     $  37,940,959         $  45,959,398
               Global Emerging Markets Fund                  316,366,390           536,961,565
               Japan Mid Cap Fund                            113,422,212           149,304,283
               Pan European Mid Cap Fund                     110,897,684           119,895,090

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2005 were as follows:

                                               IDENTIFIED            GROSS UNREALIZED            NET UNREALIZED
FUND                                              COST        APPRECIATION      DEPRECIATION      APPRECIATION
----                                         -------------    ------------      ------------     --------------
Opportunistic EAFE Fund                      $  34,246,056    $  3,864,092      $    910,754      $  2,953,338
Global Emerging Markets Fund                   250,866,162      64,274,794        10,120,736        54,154,058
Japan Mid Cap Fund                              73,818,987       5,846,008         2,312,887         3,533,121
Pan European Mid Cap Fund                       80,918,410      15,455,826         3,059,748        12,396,078

The net unrealized appreciation/(depreciation) on foreign currency transactions at April 30, 2005 on a federal income tax basis for each Fund was the same as book.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of April 30, 2005 and the total percentage of shares of the Fund held by such shareholders:

                                                                   5% OR GREATER SHAREHOLDERS
                                                                 --------------------------------
               FUND                                              NUMBER               % OF SHARES
               ----                                              ------               -----------
               Opportunistic EAFE Fund                              6                    94.21%
               Global Emerging Markets Fund                         4                    92.22
               Japan Mid Cap Fund                                   4                    93.17
               Pan European Mid Cap Fund                            4                    91.94

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street expiring November 4, 2005. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual commitment fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 0.75%, which is borne by each respective borrowing Fund. As of April 30, 2005, there were no outstanding borrowings. During the year ended April 30, 2005, the Funds did not have any significant borrowings or allocated fees.

NOTE H - TRANSACTIONS WITH "AFFILIATES"

The term "affiliate" includes companies in which there is a direct or indirect
(a) ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares or (b) control of, or by, or common control under, another company or persons. Transactions with affiliates by the Global Emerging Markets Fund during the year ended April 30, 2005 were as follows:

                                                           PURCHASE                   SALES
                                        VALUE AT      -----------------   -----------------------------     VALUE AT
AFFILIATE                                4/30/04        COST     SHARES        COST           SHARES         4/30/05
---------                             -------------   -------    ------   -------------   -------------   -------------
Taiwan Opportunities Fund Ltd.        $  11,295,891   $     -         -   $   3,653,964         329,256   $   6,042,003
The China Heartland Fund Ltd.                63,748         -         -               -               -          62,393
Indian Opportunities Fund Ltd.              766,815         -         -       2,478,429       1,111,326               -
                                      -------------   -----------------   -----------------------------   -------------
Total                                 $  12,126,454   $     -         -   $   6,132,393       1,440,582   $   6,104,396

There was no investment income earned from these securities by the Fund during the year ended April 30, 2005.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the Martin Currie Business Trust and Shareholders of the Opportunistic EAFE Fund,
Global Emerging Markets Fund,
Japan Mid Cap Fund, and
Pan European Mid Cap Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Mid Cap Fund, and Pan European Mid Cap Fund, each a Fund of the Martin Currie Business Trust (the "Trust") at April 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 24, 2005

                                                    MARTIN CURRIE BUSINESS TRUST

                                                   OTHER INFORMATION (UNAUDITED)

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2005. The Funds received income from foreign sources and paid taxes to foreign countries as follows:

                                         FOREIGN SOURCE   FOREIGN TAXES
          FUND                               INCOME           PAID
          ----                           --------------   -------------
          Opportunistic EAFE Fund         $  1,020,908    $     83,059
          Global Emerging Markets Fund       8,930,005       1,289,031
          Japan Mid Cap Fund                 1,206,760          84,473
          Pan European Mid Cap Fund          1,990,136         260,621

The Funds designate long term capital gain dividends for purposes of the dividends paid deduction as follows:

                                             LONG TERM
                                           CAPITAL GAIN
          FUND                          DISTRIBUTION AMOUNT
          ----                          -------------------
          Opportunistic EAFE Fund          $    509,345
          Global Emerging Markets Fund       66,904,687
          Japan Mid Cap Fund                          0
          Pan European Mid Cap Fund          11,277,300

QUARTERLY SCHEDULE OF INVESTMENTS

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling toll-free 1-866-480-1888 (Attention:
Wilson Madden); and (2) on page 8 of the Trust's Statement of Additional Information dated August 31, 2004, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

AVAILABILITY OF PROXY VOTING RECORD

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling toll-free 1-866-480-1888 (Attention: Wilson Madden); and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended April 30, 2005.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the investment advisor. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                        EXPENSES PAID
                                                                        DURING PERIOD*
                                     BEGINNING            ENDING       NOVEMBER 1, 2004
                                   ACCOUNT VALUE      ACCOUNT VALUE         THROUGH
                                 NOVEMBER 1, 2004    APRIL 30, 2005     APRIL 30, 2005
                                 ----------------   ----------------   ----------------
ACTUAL

Opportunistic EAFE Fund            $  1,000.00        $  1,036.50          $  6.57
Global Emerging Markets Fund          1,000.00           1,105.00             5.83
Japan Mid Cap Fund                    1,000.00           1,094.30             7.16
Pan European Mid Cap Fund             1,000.00           1,109.10             7.37

HYPOTHETICAL (ASSUMING A 5%
RETURN BEFORE EXPENSES)

Opportunistic EAFE Fund            $  1,000.00        $  1,018.35          $  6.51
Global Emerging Markets Fund          1,000.00           1,019.26             5.59
Japan Mid Cap Fund                    1,000.00           1,017.95             6.90
Pan European Mid Cap Fund             1,000.00           1,017.81             7.05

* Expenses are equal to the Funds' annualized expense ratio of 1.30%, 1.12%, 1.38% and 1.41%, respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

                             TRUSTEES AND OFFICERS

     Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge by calling 1-866-480-1888.

INTERESTED TRUSTEE

     The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

                                                 NUMBER OF
                                               PORTFOLIOS IN
                                                    FUND
                      POSITION(S)                 COMPLEX
                       HELD WITH    POSITION    OVERSEEN BY                                                           OTHER
NAME AND AGE             FUND      HELD SINCE     TRUSTEE     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)  DIRECTORSHIPS (2)
------------          -----------  ----------  -------------  ------------------------------------------------  -----------------
Timothy J.D. Hall     Trustee      2000        4              Member of the executive board of Martin           None
42                    and                                     Currie Ltd., (parent company); Director and
                      President                               Vice President of Martin Currie Inc.
                                                              (investment adviser); Director of Martin
                                                              Currie Global Investors Ltd. (investment
                                                              adviser), Martin Currie Services Ltd.
                                                              (investment adviser), Martin Currie
                                                              Management Ltd. (investment adviser), Martin
                                                              Currie Investment Management Ltd. (investment
                                                              management), Moorgate Investment Management
                                                              Ltd., Edinburgh International Investment
                                                              Trust Ltd., The Western Canada Investment
                                                              Company Ltd., and Thornhill Acquisitions
                                                              Ltd.; Managing Director, Investment for the
                                                              group of companies owned by Martin Currie
                                                              Ltd. (the "Martin Currie Group") (investment
                                                              adviser).

NON-INTERESTED TRUSTEES

     Each Trustee below is NOT an "interested person" (as defined by the Investment Company Act of 1940).

                                                 NUMBER OF
                                               PORTFOLIOS IN
                                                   FUND
                      POSITION(S)                 COMPLEX
                       HELD WITH    POSITION    OVERSEEN BY                                                           OTHER
NAME AND AGE             FUND      HELD SINCE     TRUSTEE     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)  DIRECTORSHIPS (2)
------------          -----------  ----------  -------------  ------------------------------------------------  -----------------
Simon D. Eccles       Trustee      1994        4              Chairman of BFS Absolute Trust PLC                None
70                                                            (closed-end fund); Director of 10/10 Digital
                                                              Ltd. (consultancy); Director, Sherrill House,
                                                              Inc. (not-for-profit nursing home). Formerly:
                                                              Consultant to and Director of BFS Absolute
                                                              Trust PLC; Chairman of Venturi Investment
                                                              Trust (closed-end fund).

Patrick R.            Trustee      1994        4              Self-employed investment manager; Director of     None
Wilmerding                                                    The Providence Journal (newspaper). Formerly:
62                                                            Director of Lenox Capital (private equity
                                                              firm); Division Executive of The First
                                                              National Bank of Boston (bank).

OFFICERS (OTHER THAN OFFICERS WHO ARE ALSO TRUSTEES)

                      POSITION(S)
                       HELD WITH    POSITION
NAME AND AGE              FUND     HELD SINCE  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS (1)
------------          -----------  ----------  -------------------------------------------------------
Ralph M.              Vice         2005        Director of the Western Canada Investment Co. Ltd.;
Campbell              President                Finance Director of Martin Currie Ltd., Martin Currie
38                    and                      Investment Management Ltd., Martin Currie Services
                      Treasurer                Ltd., Martin Currie Trustees Ltd., and Martin Currie
                                               Management Ltd. and Director of Moorgate Investment
                                               Management Ltd. (investment management).

Julian M.C.           Vice         1994        Director of Legal and Compliance, Martin Currie
Livingston            President                Investment Management Ltd. (investment management);
44                                             Director of Martin Currie Services Ltd., Martin Currie
                                               (Bermuda) Ltd., Martin Currie Absolute Return Funds
                                               General Partner Ltd. and Martin Currie Sino-American
                                               'A' Share Corporation Limited. Formerly: Director of
                                               Martin Currie Private Clients Ltd., Saltire Private
                                               Fund Managers; Alternate Director of China Heartland
                                               Fund (Mauritius) Ltd., China Heartland Fund Ltd., Egypt
                                               Fund Ltd., Taiwan Opportunities Fund Ltd. and Near East
                                               Opportunities Fund Ltd.

Lorraine              Clerk        2002        Senior Compliance Analyst, Martin Currie Investment
McFarlane                                      Management Ltd. (investment management).
41

-------
(1) Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.

(2) Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                          MARTIN CURRIE BUSINESS TRUST


                                   ----------


                              TRUSTEES AND OFFICERS

                   Timothy J.D. Hall, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                 Ralph M. Campbell, VICE PRESIDENT AND TREASURER
                     Julian M.C. Livingston, VICE PRESIDENT
                            Lorraine McFarlane, CLERK

                              * INTERESTED TRUSTEE

                                   ----------


                               INVESTMENT MANAGER

                               Martin Currie Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                                    Scotland
                               011-44-131-229-5252

            Authorized and regulated by Financial Services Authority

                   Registered Investment Adviser with the SEC

                                   ----------


The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933. Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

ITEM 2. CODE OF ETHICS.

(a) As of April 30, 2005, the registrant has adopted a code ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c) The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period.

(e)  Not applicable.

(f)  The registrant's Code of Ethics is attached hereto as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant. The Trustees of the registrant who are "independent," as such term is defined in Item 3(a)(2) of this Form N-CSR (the "Independent Trustees"), review the arrangements for and the results of the annual audit and discuss with the registrant's independent auditors matters relating to the registrant's financial statements. The registrant's Board of Trustees has determined that the registrant does not have an "audit committee financial expert" (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The registrant's Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board's audit oversight functions and duties. In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to "accredited investors").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)
FEES FOR SERVICES RENDERED TO THE REGISTRANT

FISCAL YEAR
ENDED 4/30     AUDIT FEES    AUDIT-RELATED FEES   TAX FEES      ALL OTHER FEES
------------------------------------------------------------------------------
2004           $ 137,900     $ 20,300             $ 20,000      $ 0
2005           $ 127,800     $ 26,400             $ 28,000      $ 0

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year).

Audit-Related Fees for 2005 represent fees and expenses for services rendered to the registrant during the fiscal year for the performance of agreed upon procedures with respect to the registrant's semi-annual financial statements.

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations. The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

     (e)(1) The registrant's Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision. The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

FISCAL YEAR         AGGREGATE NON-AUDIT FEES
-----------         ------------------------
2004                $ 40,300
2005                $ 54,400

The amounts set out above represent the aggregate non-audit fees billed by the registrant's accountant to the registrant. In addition, (pounds) 26,000 was billed by the registrant's accountant for non-audit services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable. The registrant's accountant did not render non-audit services to the registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (a)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MARTIN CURRIE BUSINESS TRUST

                                        By: /s/ Timothy J.D. Hall
                                           -----------------------------
                                        Name:  Timothy J.D. Hall
                                        Title:  President
                                        Date:  July 8, 2005


     Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 8, 2005                      By: /s/ Timothy J.D. Hall
                                           -----------------------------
                                        Name:   Timothy J.D. Hall
                                        Title:  President


Date: July 8, 2005                      By: /s/ Ralph Campbell
                                           -----------------------------
                                        Name:   Ralph Campbell
                                        Title:  Treasurer


                                  EXHIBIT LIST

12(a)(1)       Code of Ethics.
12(a)(2)(i)    Certification of the Principal Executive Officer required by Rule
               30a-2(a) under the Act.
12(a)(2)(ii)   Certification of the Principal Financial Officer required by Rule
               30a-2(a) under the Act.